EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FedEx Freight Holding Company, Inc. (“FedEx Freight”) on Form 10-K for the period ended May 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FedEx Freight.

Date: August 5, 2026

/s/ John A. Smith
John A. Smith
President and Chief Executive Officer